                                                                     Exhibit 3.1

                                                                     "Exhibit A"

                                THE COMPANIES LAW
                       EXEMPTED COMPANY LIMITED BY SHARES

                            MEMORANDUM OF ASSOCIATION
                                       OF

                              WSP HOLDINGS LIMITED

1.    The flame of the Company is WSP Holdings Limited.

2     The Registered Office of the Company shall be at the offices of Codan
      Trust Company (Cayman) Limited, Cricket Square, Hutchins Drive, PO Box
      2681, Grand Cayman, KY1-1111, Cayman Islands.

3.    Subject to the following provisions of this Memorandum, the objects for which the Company is established are unrestricted.

4.    Subject to the following provisions of this Memorandum, the Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit, as provided by Section 27(2) of The Companies Law.

5.    Nothing in this Memorandum shall permit the Company to carry on a business for which a licence is required under the Jaws of the Cayman Islands unless duly licensed.

6.    The Company shall not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the Business of the Company carried on outside the Cayman Islands; provided that nothing in this clause shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman
      Islands.

7.    The liability of each member is limited to the amount from time to time unpaid of such member's shares.

8.    The share capital of the Company is HK$380,000 divided into 38,000,000 shares of a nominal or par value of HK$0.01 each.

9.    The Company may exercise the power contained in the Companies Naw to deregister in the Cayman Islands and be registered by way of continuation in another jurisdiction.

We, the undersigned, are desirous of being formed into a company pursuant to this Memorandum of Association and the Companies Law, and we hereby agree to take the

numbers of shares set opposite our respective names below.

Dated this 16th day of November, 2006

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SIGNATURE, NAME, OCCUPATION AND                           NUMBER OF SHARES
ADDRESS OF SUBSCRIBER                                     TAKEN BY
                                                          SUBSCRIBER

CODAN TRUST COMPANY (CAYMAN) LIMITED,                     One (1)
a Cayman Islands Company of:

Cricket Square, Hutching Drive,
P.O.Box 2681
Grand Cayman KY1-1111
Cayman Islands

by:

__________________________
Theresa L. Pearson Thomas

__________________________
Lucila Ongaro
Witness to the above signature

Address: Cricket Square, George Town,
         Grand Cayman

Occupation:  Corporate Administrator

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I,                      Registrar of Companies in and for the Cayman Islands
DO HEREBY CERTIFY that this is a true copy of the Memorandum of Association of this Company duly registered on the 16th day of November, 2006

_________________________ (seal of the Registrar of Companies of Cayman Islands)
REGISTRAR OF COMPANIES

                                                                     "Exhibit A"

                             ARTICLES OF ASSOCIATION
                                       OF
                              WSP HOLDINGS LIMITED

                                TABLE OF CONTENTS

                                     TABLE A
                                 INTERPRETATION

1. Definitions

                                     SHARES

2. Power to Issue Shares
3. Redemption and Purchase of Shares
4. Rights Attaching to Shares
5. Calls on Shares
6. Joint and Several Liability to Pay Calls
7. Forfeiture of Shares
8. Share Certificates
9. Fractional Shares

                             REGISTRATION OF SHARES

10. Register of Members
11. Registered Holder Absolute Owner
12. Transfer of Registered Shares
13. Transmission of Registered Shares

                           ALTERATION OF SHARE CAPITAL

14. Power to Alter Capital
15. Variation of Rights Attaching to Shares

                          DIVIDENDS AND CAPITALISATION

16. Dividends
17. Power to Set Aside Profits
18. Method of Payment
19. Capitalisation

                               MEETINGS OF MEMBERS

20. Annual General Meetings
21. Extraordinary General Meetings
22. Requisitioned General Meetings
23. Notice
24. Giving Notice
25. Postponement of General Meeting
26. Participating in Meetings by Telephone
27. Quorum at General Meetings
28. Chairman to Preside
29. Voting on Resolutions
30. Power to Demand a Vote on a Poll
31. Voting by Joint Holders of Shares
32. Instrument of Proxy
33. Representation of Corporate Member
34. Adjournment of General Meeting
35. Written Resolutions
36. Directors Attendance at General Meetings

                             DIRECTORS AND OFFICERS

37. Election of Directors
38. Number of Directors
39. Term of Office of Directors
40. Alternate Directors
41. Removal of Directors
42. Vacancy in the Office of Director
43. Remuneration of Directors
44. Defect in Appointment of Director
45. Directors to Manage Business
46. Powers of the Board of Directors
47. Register of Directors and Officers
48. Officers
49. Appointment of Officers
50. Duties of Officers
51. Remuneration of Officers
52. Conflicts of Interest
53. Indemnification and Exculpation of Directors and Officers

                       MEETINGS OF THE BOARD OF DIRECTORS

54. Board Meetings
55. Notice of Board Meetings
56. Participation in Meetings by Telephone
57. Quorum at Board Meetings
58. Board to Continue in the Event of Vacancy
59. Chairman to Preside
60. Written Resolutions
61. Validity of Prior Acts of the Board

                                CORPORATE RECORDS

62. Minutes
63. Register of Mortgages and Charges
64. Form and Use of Seal

                                    ACCOUNTS

65. Books of Account
66. Financial Year End

                                     AUDITS

67. Audit
68. Appointment of Auditors
69. Remuneration of Auditors
70. Duties of Auditor
71. Access to Records

                       VOLUNTARY WINDING-UP AND DISSOLUTION

72. Winding-Up

                             CHANGES TO CONSTITUTION

73. Changes to Articles
74. Changes to the Memorandum of Association
75. Discontinuance

WSP Holdings Limited                 Page 1

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                             ARTICLES OF ASSOCIATION
                                       OF
                              WSP HOLDINGS LIMITED

                                     TABLE A

      The regulations in Table A in the First Schedule to the Law (as defined below) do not apply to the Company.

                                 INTERPRETATION

1.    DEFINITIONS

      1.1   In these Articles, the following words and expressions shall, where not inconsistent with the context, have the following meanings, respectively:

            Alternate Director        an alternate director appointed in
                                      accordance with these Articles;

            Articles                  these Articles of Association as altered
                                      from time to time;

            Auditor                   includes an individual or partnership;

            Board                     the board of directors appointed or
                                      elected pursuant to these Articles and
                                      acting at a meeting of directors at which
                                      there is a quorum or by written resolution
                                      in accordance with these Articles;

            Company                   the company for which these Articles are
                                      approved and confirmed;

            Director                  a director, including a sole director, for
                                      the time being of the Company and shall
                                      include an Alternate Director;

            Law                       The Companies Law of the Cayman Islands
                                      and every modification, reenactment or
                                      revision thereof for the time being in
                                      force;

            Member                    the person registered in the Register of
                                      Members as the holder of shares in the
                                      Company and, when two or more persons are
                                      so registered as joint holders of shares,
                                      means the person whose name stands first
                                      in the Register of Members as one of

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                                      such joint holders or all of such persons,
                                      as the context so requires;

            month                     calendar month;

            notice                    written notice as further provided in
                                      these Articles unless otherwise
                                      specifically stated;

            Officer                   any person appointed by the Board to hold
                                      an office in the Company;

            ordinary                  resolution a resolution passed at a
                                      general meeting (or, if so specified, a
                                      meeting of Members holding a class of
                                      shares) of the Company by a simple
                                      majority of the votes cast, or a written
                                      resolution passed by the unanimous consent
                                      of all Members entitled to vote;

            paid-up                   paid-up or credited as paid-up;

            Register of Directors     the register of directors and officers
            and Officers              referred to in these Articles;

            Register of Members       the register of Members referred to in
                                      the$e Articles;

            Registered Office         the registered office for the time being
                                      of the Company;

            Seal                      the common seal or any official or
                                      duplicate sea] of the Company;

            Secretary                 the person appointed to perform any or all
                                      of the duties of secretary of the Company
                                      and includes any deputy or assistant
                                      secretary and any person appointed by the
                                      Board to perform any of the duties of the
                                      Secretary;

            share                     includes a fraction of a share;

            special resolution        a resolution passed at a general meeting
                                      (or, if so specified, a meeting of Members
                                      holding a class of shares) of the Company
                                      by a majority of not less than two thirds
                                      of the vote cast, as provided in the Law,
                                      or a written resolution passed by
                                      unanimous consent of all Members entitled
                                      to vote;

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            written resolution        a resolution passed in accordance with
                                      Article 35 or 60; and

            year                      calendar year.

      1.2   In these Articles, where not inconsistent with the context:

            (a)   words denoting the plural number include the singular number and vice versa;

            (b)   words denoting the masculine gender include the feminine and neuter genders;

            (c)   words importing persons include companies, associations or bodies of persons whether corporate or not;

            (d)   the words:-

                  (i)   "may" shall be construed as permissive; and

                  (ii)  "shall" shall be construed as imperative;

            (e)   a reference to statutory provision shall be deemed to include any amendment or re-enactment thereof; and

            (f)   unless otherwise provided herein, words or expressions defined in the Law shall bear the same meaning in these Articles.

      1.3   In these Articles expressions referring to writing or its cognates shall, unless the contrary intention appears, include facsimile, printing, lithography, photography, electronic mail and other modes of representing words in visible form.

      1.4   Headings used in these Articles are for convenience only and are not to be used or relied upon in the construction hereof.

                                     SHARES

2.    POWER TO ISSUE SHARES

      2.1   Subject to these Articles and to any resolution of the Members to the contrary, and without prejudice to any special rights previously conferred on the holders of any existing shares or class of shares, the Board shall have the power to issue any unissued shares of the
            Company on such terms and conditions as it may determine and any shares or class of shares (including the issue or grant of options, warrants and other rights, renounceable or otherwise in respect of shares) may be issued with such preferred, deferred or other special rights or such restrictions, whether in regard to dividend, voting, return of capital, or otherwise as the Company may by resolution of the Members prescribe, provided that no share shall be issued at a discount except in accordance with the Law.

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3.    REDEMPTION AND PURCHASE OF SHARES

      3.1   Subject to the Law, the Company is authorised to issue shares which are to be redeemed or are liable to be redeemed at the option of the
            Company or a Member.

      3.2   The Company is hereby authorised to make payments in respect of the redemption of its shares out of capital or out of any other account or fund which can be authorised for this purpose in accordance with the Law.

      3.3   The redemption price of a redeemable share, or the method of calculation thereof, shall be fixed "by the Directors at or before the time of issue.

      3.4   Every share certificate representing a redeemable share shall indicate that the share is redeemable.

      3.5   In the case of shares redeemable at the option of a Member a redemption notice from a Member may not be revoked without the agreement of the Directors.

      3.6   At the time or in the circumstances specified for redemption the redeemed shares shall be cancelled and shall cease to confer on the relevant Member any right or privilege, without prejudice to the right to receive the redemption price, which price shall become payable so soon as it can with due despatch be calculated, but subject to surrender of the relevant share certificate for cancellation (and reissue in respect of any balance).

      3.7   The redemption price may be paid in any manner authorised by these
            Articles for the payment of dividends.

      3.8   A delay in payment of the redemption price shall not affect the redemption but, in the case of a delay of more than thirty days, interest shall be paid for the period from the due date until actual payment at a rate which the Directors, after due enquiry, estimate to be representative of the rates being differed by Class A banks in the Cayman Islands for thirty day deposits in the same currency.

      3.9   The Directors may exercise as they think fit the powers conferred on the Company by Section 37(5) of the Law (payment out of capital) but only if and to the extent that the redemption could not otherwise be made (or not without making a fresh issue of shares for this purpose).

      3.10  Subject as aforesaid, the Directors may determine, as they think fit all questions that may arise concerning the manner in which the redemption of the shares shall or may be effected.

      3.11  No share may be redeemed unless it is fully paid-up.

      3.12  The Board may exercise all the powers of the Company to purchase all or any part of its own shares in accordance with the Law. Shares purchased by the Company shall be cancelled and shall cease to confer any right or privilege on the Member from whom the shares are purchased.

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4.    RIGHTS ATTACHING TO SHARES

      Subject to Article 2.1, the Memorandum of Association and any resolution of the Members to the contrary and without prejudice to any special rights conferred thereby on the holders of any other shares or class of shares, the share capital of the Company shall be divided into shares of a single class the holders of which shall, subject to the provisions of these
      Articles:

            (a)   be entitled to one vote per share;

            (b)   be entitled to such dividends as the Board may from time to time declare;

            (c)   in the event of a winding-up or dissolution of the Company, whether voluntary or involuntary or for the purpose of a
                  reorganization or otherwise or upon any distribution of
                  capital, be entitled to the surplus assets of the Company; and

            (d)   generally be entitled to enjoy all of the rights attaching to shares.

5.    CALLS ON SHARES

      5.1   The Board may make such calls as it thinks fit upon the Members in respect of any monies (whether in respect of nominal value or premium) unpaid on the shares allotted to or held by such Members and, if a call is not paid on or before the day appointed for payment thereof, the Member may at the discretion of the Board be liable to pay the Company interest on the amount of such call at such rate as the Board may determine, from the date when such call was payable up to the actual date of payment. The Board may differentiate between the holders as to the amount of calls to be paid and the times of payment of such calls.

      5.2   The Company may accept from any Member the whole or a part of the amount remaining unpaid on any shares held by him, although no part of that amount has been called up.

      5.3   The Company may make arrangements on the issue of shares for a difference between the Members in the amounts and times of payments of calls on their shares.

6.    JOINT AND SEVERAL LIABILITY TO PAY CALLS

      The joint holders of a share shall be jointly and severally liable to pay all calls in respect thereof.

7.    FORFEITURE OF SHARES

      7.1   If any Member fails to pay, on the day appointed for payment thereof, any call in respect of any share allotted to or held by such Member, the Board may, at any time thereafter during such time as the call remains unpaid, direct the Secretary to forward such
            Member a notice in writing in the form, or as near thereto as circumstances admit, of the following:

            Notice of Liability to Forfeiture for Non-Payment of Call
                                o (the "Company")

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            You have failed to pay the call of [amount of call] made on the [ ]
            day of [ ], 200[ ], in respect of the [number] share(s) [number in figures] standing in your name in the Register of Members of the
            Company, on the [ ] day of [ ], 200[], the day appointed for payment of such call. You are hereby notified that unless you pay such call together with interest thereon at the rate of [ ] per annum computed from the said [ ] day of [ ], 200[ ] at The registered office of the
            Company the share(s) will be liable to be forfeited.

            Dated this [ ] day of [ ], 200[ ]

            _____________________

            [Signature of Secretary] By Order of the Board

      7.2   If the requirements of such notice are not complied with, any such share may at any time thereafter before the payment of such call and the interest due in respect thereof be forfeited by a resolution of the Board to that effect, and such share shall thereupon become the property of the Company and may be disposed of as the Board shall determine. Without limiting the generality of the foregoing, the disposal may take place by sale, repurchase, redemption or any other method of disposal permitted by and consistent with these Articles and the Law.

      7.3   A Member whose share or shares have been forfeited as aforesaid shall, notwithstanding such forfeiture, be liable to pay to the
            Company all calls owing on such share or shares at the time of the forfeiture and all interest due thereon.

      7.4   The Board may accept the surrender of any shares which it is in a position to forfeit on such terms and conditions as may be agreed.
            Subject to those terms and conditions, a surrendered share shall be treated as if it had been forfeited.

8.    SHARE CERTIFICATES

      8.1   Every Member shall be entitled to a certificate under the seal of the Company (or a facsimile thereof) specifying the number and, where appropriate, the class of shares held by such Member and whether the same are fully paid up and, if not, how much has been paid thereon. The Board may by resolution determine, either generally or in a particular case, that any or all signatures on certificates may be printed thereon or affixed by mechanical means.

      8.2   If any share certificate shall be proved to the satisfaction of the
            Board to have been worn out, lost, mislaid, or destroyed the Board may cause a new certificate to be issued and request an indemnity for the lost certificate if it sees fit.

      8.3   Share certificates may not be issued in bearer form.

9.    FRACTIONAL SHARES

      The Company may issue its shares in fractional denominations and deal with such fractions to the same extent as its whole shares and shares in fractional denominations shall have in proportion to the respective fractions represented thereby all of the rights of whole shares

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      including (but without limiting the generality of the foregoing) the right to vote, to receive dividends and distributions and to participate in a winding-up.

                             REGISTRATION OF SHARES

10.   REGISTER OF MEMBERS

      The Board shall cause to be kept in one or more books a Register of
      Members which may be kept outside the Cayman Islands at such place as the
      Directors shall appoint and shall enter therein the following particulars:-

            (a)   the name and address of each Member, the number, and (where appropriate) the class of shares held by such Member and the amount paid or agreed to be considered as paid on such shares;

            (b)   the date on which each person was entered in the Register of
                  Members; and

            (c)   the date on which any person ceased to be a Member.

11.   REGISTERED HOLDER ABSOLUTE OWNER

      11.1  The Company shall be entitled to treat the registered holder of any share as the absolute owner thereof and accordingly shall not be bound to recognise any equitable claim or other claim to, or interest in, such share on the part of any other person.

      11.2  No person shall be entitled to recognition by the Company as holding any share upon any trust and the Company shall not be bound by, or be compelled in any way to recognise, (even when having notice thereof) any equitable, contingent, future or partial interest in any share or any other right in respect of any share except an absolute right to the entirety of the share in the holder. If, notwithstanding this Article, notice of any trust is at the holder's request entered in the Register or on a share certificate in respect of a share, then, except as aforesaid:

            (a)   such notice shall be deemed to be solely for the holder's
                  convenience;

            (b)   the Company shall not be required in any way to recognise any beneficiary, or the beneficiary, of the trust as having an interest in the share or shares concerned;

            (c)   the Company shall not be concerned with the trust in any way, as to the identity or powers of the trustees, the validity, purposes or terms of the trust, the question of whether
                  anything done in relation to the shares may amount to a breach of trust or otherwise; and

            (d)   the holder shall keep the Company fully indemnified against any liability or expense which may be incurred or suffered as a direct or indirect consequence of the Company entering
                  notice of the trust in the Register or on a share certificate and continuing to recognise the holder as having an absolute right to the entirety of the share or shares concerned.

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12.   TRANSFER OF REGISTERED SHARES

      12.1  An instrument of transfer shall be in writing in the form of the following, or as near thereto as circumstances admit, or in such other form as the Board may accept:

                          Transfer of a Share or Shares
                                o (the "Company")

            FOR VALUE RECEIVED...................[amount], I, [name of transferor] hereby sell, assign and transfer unto [transferee] of
            [address], [number] of shares of the Company.

            DATED this [ ] day of [ ], 200[ ]

            Signed by:                              In the presence of:

            _____________________________           ___________________________

            Transferor                              Witness

            _____________________________           ___________________________

            Transferee                              Witness

      12.2  Such instrument of transfer shall be signed by or on behalf of the transferor and transferee, provided that, in the case of a fully paid share, the Board may accept the instrument signed by or on behalf of the transferor alone. The transferor shall be deemed to remain the holder of such share until the same has been transferred to the transferee in the Register of Members.

      12.3  The Board may refuse to recognise any instrument of transfer unless it is accompanied by the certificate in respect of the shares to which it relates and by such other evidence as the Board may reasonably require to show the right of the transferor to make the transfer.

      12.4  The joint holders of any share may transfer such share to one or more of such joint holders, and the surviving holder or holders of any share previously held by them jointly with a deceased Member may transfer any such share to the executors or administrators of such deceased Member.

      12.5  The Board may in its absolute discretion and without assigning any reason therefor refuse to register the transfer of a share, If the
            Board refuses to register a transfer of any share the Secretary shall, within three months after the date on which the transfer was lodged with the Company, send to the transferor and transferee notice of the refusal.

13.   TRANSMISSION OF REGISTERED SHARES

      13.1  In the case of the death of a Member, the survivor or survivors where the deceased Member was a joint holder, and the legal personal representatives of the deceased Member where the deceased Member was a sole holder, shall be the only persons recognised by the Company as having any title to the deceased Member's interest in the shares.
            Nothing herein contained shall release the estate of a deceased joint holder from any liability in respect of any share which had been jointly held by such deceased

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            Member with other persons. Subject to the provisions of Section 39 of the Law, for the purpose of this Article, legal personal representative means the executor or administrator of a deceased
            Member or such other person as the Board may, in its absolute discretion, decide as being properly authorised to deal with the shares of a deceased Member.

      13.2  Any person becoming entitled to a share in consequence of the death or bankruptcy of any Member may be registered as a Member upon such evidence as the Board may deem sufficient or may elect to nominate some person to be registered as a transferee of such share, and in such case the person becoming entitled shall execute in favour of such nominee an instrument of transfer in writing in the form, or as near thereto as circumstances admit, of the following:

                 Transfer by a Person Becoming Entitled on Death/Bankruptcy
                                        of a Member
                                     o (the "Company")

            I/We, having become entitled in consequence of the
            [death/bankruptcy] of [name and address of deceased Member] to
            [number] share(s) standing in the Register of Members of the Company in the name of the said [name of deceased/bankrupt Member] instead of being registered myself/ourselves, elect to have [name of transferee] (the "Transferee") registered as a transferee of such share($) and I/we do hereby accordingly transfer the said share(s)
            to the Transferee to hold the same unto the Transferee, his or her executors, administrators and assigns, subject to the conditions on which the same were held at the time of the execution hereof; and
            the Transferee does hereby agree to take the said share(s) subject to the same conditions.

            DATED this [ ] day of [ ], 200[ ]
            Signed by:                              In the presence of:

            _____________________________           ___________________________
            Transferor                              Witness

            _____________________________           ___________________________
            Transferee                              Witless

      13.3  On the presentation of the foregoing materials to the Board, accompanied by such evidence as the Board may require to prove the title of the transferor, the transferee shall be registered as a
            Member. Notwithstanding the foregoing, the Board shall, in any case, have the same right to decline or suspend registration as it would have had in the case of a transfer of the share by that Member before such Member's death or bankruptcy, as the case may be.

      13.4  Where two or more persons are registered as joint holders of a share or shares, then in the event of the death of any joint holder or holders the remaining joint holder or holders shall be absolutely entitled to the said share or shares and the Company shall recognise no claim in respect of the estate of any joint holder except in the case of the last survivor of such joint holders.

                           ALTERATION OF SHARE CAPITAL

14.   POWER TO ALTER CAPITAL

      14.1  Subject to the Law, the Company may from time to time by ordinary resolution alter the conditions of its, Memorandum of Association to increase its share capital by new shares of such amount as it thinks expedient or, if the Company has shares without par value,

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            increase its share capital by such number of shares without nominal or par value, or increase the aggregate consideration for which its shares may be issued, as it thinks expedient.

      14.2  Subject to the Law, the Company may from time to time by ordinary resolution alter the conditions of its Memorandum of Association to:

            (a)   consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

            (b)   subdivide its shares or any of them into shares of an amount smaller than that fixed by the Memorandum of Association; or

            (c)   cancel shares which at the date of the passing of the
                  resolution have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the shares so cancelled or, in the case of shares without par value, diminish the number of shares into which its capital is divided.

      14.3  For the avoidance of doubt it is declared that paragraph 14.2(a) and
            (b) above do not apply if at any time the shares of the Company have no par value.

      14.4  Subject to the Law, the Company may from time to time by special resolution reduce its share capital in any way or, subject to
            Article 74, alter any conditions of its Memorandum of Association relating to share capital.

15.   VARIATION OF RIGHTS ATTACHING TO SHARES

      If, at any time, the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may, whether or not the
      Company is being wound-up, be varied with the consent in writing of the holders of three-fourths of the issued shares of that class or with the sanction of a resolution passed by a majority of the votes cast at a separate general meeting of the holders of the shares of the class at which meeting the necessary quorum shall be two persons at least holding or representing by proxy one-third of the issued shares of the class. The rights conferred upon the holders of the shares of any class issued with preferred or other rights shall not, unless otherwise expressly provided by the terms of issue of the shares of that class, be deemed to be varied by the creation or issue of further shares ranking pari passu therewith.

                          DIVIDENDS AND CAPITALISATION

16.   DIVIDENDS

      16.1  The Board may, subject to these Articles and any direction of the
            Company in general meeting, declare a dividend to be paid to the
            Members, in proportion to the number of shares held by them, and such dividend, may be paid in cash or wholly or partly in specie in which case the Board may fix the value for distribution in specie of any assets. No unpaid dividend shall bear interest as against the
            Company.

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      16.2  Dividends may be declared and paid out of profits of the Company, realised or unrealised, or from any reserve set aside from profits which the Directors determine is no longer needed, or not in the same amount. Dividends may also be declared and paid out of share premium account or any other fund or account which can be authorised for this purpose in accordance with the Law.

      16.3  With the sanction of an ordinary resolution of the Company, the
            Directors may determine that a dividend shall be paid wholly or partly by the distribution of specific assets (which may consist of the shares or securities of any other company) and may settle all questions concerning such distribution. Without limiting the foregoing generally, the Directors may fix the value of such specific assets, may determine that cash payments shall be made to some Members in lieu of specific assets and may vest any such specific assets in trustees on such terms as the Directors think fit.

      16.4  The Company may pay dividends in proportion to the amount paid up on each share where a larger amount is paid up on some shares than on others.

      16.5  The Board may declare and make such other distributions (in cash or in specie) to the Members as may be lawfully made out of the assets of the Company. No unpaid distribution shall bear interest as against the Company.

      16.6  The Board may fix any date as the record date for determining the
            Members entitled to receive any dividend or other distribution, but, unless so fixed, the record date shall be the date of the Directors'
            resolution declaring same.

17.   POWER TO SET ASIDE PROFITS

      17.1  The Board may, before declaring a dividend, set aside out of the surplus or profits of the Company, such sum as it thinks proper as a reserve to be used to meet contingencies or for equalising dividends or for any other purpose. Pending application, such sums may be employed in the business of the Company or invested, and need not be kept separate from other assets of the Company. The Director may also, without placing the same to reserve, carry forward any profit which they decide not to distribute.

      17.2  Subject to any direction from the Company in general meeting, the
            Directors may on behalf of the Company exercise all the powers and options conferred on the Company by the Law in regard to the
            Company's share premium account.

18.   METHOD OF PAYMENT

      18.1  Any dividend, interest, or other monies payable in cash in respect of the shares may be paid by cheque or draft sent through the post directed to the Member at such Member's address in the Register of
            Members, or to such person and to such address as the holder may in writing direct.

      18.2  In the case of joint holders of shares, any dividend, interest or other monies payable in cash in respect of shares may be paid by cheque or draft sent through the post directed to the address of the holder first named in the Register of Members, or to such person and to such address as the joint holders may in writing direct. If two or more persons.

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            are registered as joint holders of any shares any one can give an effectual receipt for any dividend paid in respect of such shares.

      18.3  The Board may deduct from the dividends or distributions payable to any Member all monies due from such Member to the Company on account of calls or otherwise.

19.   CAPITALISATION

      19.l  The Board may resolve to capitalise any sum for the time being standing to the credit of any of the Company's share premium or other reserve accounts or to the credit of the profit and loss account or otherwise available for distribution by applying such sura in paying up unissued shares to be allotted as fully paid bonus shares pro rate to the Members.

      19.2  The Board may resolve to capitalise any sum for the time being standing to the credit of a reserve account or sums otherwise available for dividend or distribution by applying such amounts in paying up in full partly paid or mi paid shares of those Members who would have been entitled to such sums if they were distributed by way of dividend or distribution.

                               MEETINGS OF MEMBERS

20.   ANNUAL GENERAL MEETINGS

      The Company may in each year hold a general meeting as its annual general meeting. The annual general meeting of the Company may be held at such time and place as the Chairman or any two Directors or any Director and
      the Secretary or the Board shall appoint.

21.   EXTRAORDINARY GENERAL MEETINGS

      21.1  General meetings other than annual general meetings shall be called extraordinary general meetings.

      21.2  The Chairman or any two Directors or any Director and the Secretary
            or the Board may convene an extraordinary general meeting of the
            Company whenever in their judgment such a meeting is necessary.

22.   REQUISITIONED GENERAL MEETINGS

      22.1  The Board shall, on the requisition of Members holding at the date of the deposit of the requisition not less than one-tenth of such of the paid-up share capital of the Company as at the date of the deposit carries the right to vote at general meetings of the
            Company, forthwith proceed to convene an extraordinary general meeting of the Company. To be effective the requisition shall state the objects of the meeting, shall be in writing, signed by the requisitionists, and shall be deposited at the Registered Office.
            The requisition may consist of several documents in like form each signed by one or more requisitionists.

      22.2  If the Directors do not within twenty-one days from the date of the requisition duly proceed to call an extraordinary general meeting, the requisitionists, or any of them representing more than one half of the total voting rights of all of them, may themselves

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            convene an extraordinary general meeting; but any meeting so called shall not be held more than ninety days after the requisition, An extraordinary general meeting called by requisitionists shall be called in the same manner, as nearly as possible, as that in which general meetings are to be called by the Directors.

23.   NOTICE

      23.1  At least five days' notice of an annual general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held and if different, the record date for determining Members entitled to attend and vote at the general meeting, and, as far as practicable, the other business to be conducted at the meeting.

      23.2  At least five days' notice of an extraordinary general meeting shall be given to each Member entitled to attend and vote thereat, stating the date, place and time at which the meeting is to be held and the general nature of the business to be considered at the meeting.

      23.3  The Board may fix any date as the record date for determining the
            Members entitled to receive notice of and to vote at any general meeting of the Company but, unless so fixed, as regards the entitlement to receive notice of a meeting or notice of any other matter, the record date shall be the date of despatch of the notice and, as regards the entitlement to vote at a meeting, and any adjournment thereof, the record date shall be the date of the original meeting.

      23.4  A general meeting of the Company shall, notwithstanding that it is called on shorter notice than that specified in these Articles, be deemed to have been properly called if it is so agreed by (i) all the Members entitled to attend and vote thereat in the case of an annual general meeting; and (ii) in the case of an extraordinary general meeting, by seventy-five percent of the Members entitled to attend and vote thereat.

      23.5  The accidental omission to give notice of a general meeting to, or the non-receipt of a notice of a general meeting by, any person entitled to receive notice shall not invalidate the proceedings at that meeting.

24.   GIVING NOTICE

      24.1  A notice may be given by the Company to any Member either by delivering it to such Member in person or by sending it to such
            Member's address in the Register of Members or to such other address given for the purpose. For the purposes of this Article, a notice may be sent by letter mail, courier service, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible form.

      24.2  Any notice required to be given to a Member shall, with respect to any shares held jointly by two or more persons, be given to whichever of such persons is named first in the Register of Members and notice so given shall be sufficient notice to all the holders of such shares.

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      24.3  Any notice shall be deemed to have been served at the time when the same would be delivered in the ordinary course of transmission and, in proving such service, it shall be sufficient to prove that the notice was properly addressed and prepaid, if posted, and the time when it was posted, delivered to the courier or to the cable company or transmitted by telex, facsimile, electronic mail, or such other method as the case may be.

25.   POSTPONEMENT OF GENERAL MEETING

      The Board may postpone any general meeting called in accordance with the provisions of these Articles provided that notice of postponement is given to each Member before the time for such meeting. Fresh notice of the date, time and place for the postponed meeting shall be given to each member in accordance with the provisions of these Articles.

26.   PARTICIPATING IN MEETINGS BY TELEPHONE

      Members may participate in any general meeting by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

27.   QUORUM AT GENERAL MEETINGS

      27.1  At any general meeting of the Company two or more persons present in person and representing in person or by proxy in excess of 50% of the total issued voting shares in the Company throughout the meeting shall form a quorum for the transaction of business, provided that if the Company shall at any time have only one Member, one Member present in person or by proxy shall form a quorum for the
            transaction of business at any general meeting of the Company held during such time.

      27.2  If within half an hour from the time appointed for the meeting a quorum is not present, the meeting shall stand adjourned to the same day one week later, at the same time and place or to such other day, time or place as the Board may determine.

28.   CHAIRMAN TO PRESIDE

      Unless otherwise agreed by a majority of those attending and entitled to vote thereat, the Chairman, if there be one, shall act as chairman at all meetings of the Members at which such person is present. In his absence a chairman shall be appointed or elected by those present at the meeting and entitled to vote.

29.   VOTING ON RESOLUTIONS

      29.1  Subject to the provisions of the Law and these Articles, any question proposed for the consideration of the Members at any general meeting shall be decided by the affirmative votes of a majority of the votes cast in accordance with the provisions of these Articles and in the case of an equality of votes the resolution shall fail.

      29.2  No Member shall be entitled to vote at a general meeting unless such
            Member has paid all the calls on all shares held by such Member.

      29.3  At any general meeting a resolution put to the vote of the meeting shall, in the first instance, be voted upon by a show of hands and, subject to any rights or restrictions for

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            the time being lawfully attached to any class of shares and subject to the provisions of these Articles, every Member present in person and every person holding a valid proxy at such meeting shall be entitled to one vote and shall cast such vote by raising his hand.

      29.4  At any general meeting if so amendment shall be proposed to any resolution under consideration and the chairman of the meeting shall rule on whether the proposed amendment is out of order, the proceedings on the substantive resolution shall not be invalidated by any error in such ruling.

      29.5  At any general meeting a declaration by the chairman of the meeting that a question proposed for consideration has, on a show of bands, been carried, or carried unanimously, or by a particular majority, or lost, and an entry to that effect in a book containing the minutes of the proceedings of the Company shall, subject to the provisions of these Articles, be conclusive evidence of that fact.

30.   POWER TO DEMAND A VOTE ON A POLL

      30.1  Notwithstanding the foregoing, a poll may be demanded by the
            Chairman or at least one Member.

      30.2  Where a poll is demanded, subject to any rights or restrictions for the time being lawfully attached to any class of shares, every person present at such meeting shall have one vote for each share of which such person is the holder or for which such person holds a proxy and such vote shall be counted by ballot as described herein, or in the case of a general meeting at which one or more Members are present by telephone, in such manner as the chairmen of the meeting may direct and the result of such poll shall be deemed to be the resolution of the meeting at which the poll was demanded and shall replace any previous resolution upon the same matter which has been the subject of a show of hands, A person entitled to more than one vote need not use all his votes or cast all the votes he uses in the same way.

      30.3  A poll demanded for the purpose of electing a chairman of the meeting or on a question of adjournment shall be taken forthwith and a poll demanded on any other question shall be taken in such manner and at such time and place at such meeting as the chairman of the meeting may direct and any business other than that upon which a poll has been demanded may be proceeded with pending the taking of the poll.

      30.4  Where a vote is taken by poll, each person present and entitled to vote shall be furnished with a ballot paper on which such person shall record his vote in such manner as shall be determined at the meeting having regard to the nature of the question on which the vote is taken, and each ballot paper shall be signed or initialled or otherwise marked so as to identify the voter and the registered holder in the case of a proxy. At the conclusion of the poll, the ballot papers shall be examined and counted by a committee of not less than two Members or proxy holders appointed by the chairman for the purpose and the result of the poll shall be declared by the chairman.

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31.   VOTING BY JOINT HOLDERS OF SHARES

      In the case of joint holders, the vote of the senior who tenders a vote
      (whether in person or by proxy) shall be accepted to the exclusion of the votes of the other joint holders, and for this purpose seniority shall be determined by the order in which the names stand in the Register of
      Members.

32.   INSTRUMENT OF PROXY

      32.1  An instrument appointing a proxy shall be in writing or transmitted by electronic mail in substantially the following form or such other form as the chairman of the meeting shall accept:

                                      Proxy
                                o (the "Company")

            I/We, [insert names here], being a Member of the Company with
            [number] shares, HEREBY APPOINT [name] of [address] or failing him,
            [name] of [address] to be my/our proxy to vote for me/us at the meeting of the Members held on the [ ] day of [ ], 200[ ] and at any adjournment thereof. (Any restrictions on voting to be inserted here.)

            Signed this [ ] day of [ ], 200[ ]

            ______________________________________
            Member(s)

      32.2  The instrument of proxy shall be signed or, in the case of a transmission by electronic mail, electronically signed in a manner acceptable to the chairman, by the appointor or by the appointor's attorney duly authorised in writing, or if the appointor is a corporation, either under its seal or signed or, in the case of a transmission by electronic mail, electronically signed in a manner acceptable to the chairman, by a duly authorised officer or attorney.

      32.3  A member who is the holder of two or more shares may appoint more than one proxy to represent him and vote on his behalf.

      32.4  The decision of the chairman of any general meeting as to the validity of any appointment of a proxy shall be final.

33.   REPRESENTATION OF CORPORATE MEMBER

      33.1  A corporation which is a Member may, by written instrument, authorise such person or persons as it thinks fit to act as its representative at any meeting of the Members and any person so authorised shall be entitled to exercise the same powers on behalf of the corporation which Such person represents as that corporation could exercise if it were an individual Member, and that Member shall be deemed to be present in person at any such meeting attended by its authorised representative or representatives.

      33.2  Notwithstanding the foregoing, the chairman of the meeting may accept such assurances as he thinks fit as to the right of any person to attend and vote at general meetings on behalf of a corporation which is a Member.

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34.   ADJOURNMENT OF GENERAL MEETING

      The chairman of a general meeting may, with the consent of a majority in number of those present at any general meeting at which a quorum is present, and shall if so directed, adjourn the meeting. Unless the meeting is adjourned for more than 60 days fresh notice of the date, time and place for the resumption of the adjourned meeting shall be given to each
      Member entitled to attend and vote thereat, in accordance with the provisions of these Articles.

35.   WRITTEN RESOLUTIONS

      35.1  Anything which may be done by resolution of the Company in general meeting or by resolution of a meeting of any class of the Members may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, ox in the case of a Member that is a corporation whether or not a company within the meaning of the Law, on behalf of, all the Members who at the date of the resolution would be entitled to attend the meeting and vote on the resolution.

      35.2  A resolution in writing may be signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Law, on behalf of, all the Members, or all the Members of the relevant class thereof, in as many counterparts as may be necessary.

      35.3  A resolution in writing made in accordance with this Article is as valid as if it had been passed by the Company in general meeting or by a meeting of the relevant class of Members, as the case may be, and any reference in any Article to a meeting at which a resolution is passed or to Members voting in favour of a resolution shall be construed accordingly.

      35.4  A resolution in writing made in accordance with this Article shall constitute minutes for the purposes of the Law.

      35.5  For the purposes of this Article, the date of the resolution is the date when the resolution is signed by, or in the case of a Member that is a corporation whether or not a company within the meaning of the Law, on behalf of, the last Member to sign and any reference in any Article to the date of passing of a resolution is, in relation to a resolution made in accordance with this Article, a reference to such date.

36.   DIRECTORS ATTENDANCE AT GENERAL MEETINGS

      The Directors of the Company shall be entitled to receive notice of, attend and be heard at any general meeting.

                             DIRECTORS AND OFFICERS

37.   ELECTION OF DIRECTORS

      37.1  The Board shall be elected or appointed in writing in the first place by the subscribers to the Memorandum of Association or by a majority of them. There shall be no shareholding qualification for
            Directors unless prescribed by special resolution.

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      37.2  The Directors may from time to time appoint any person to be a
            Director, either to fill a casual vacancy or as an addition to the existing Directors, subject to any upper limit on the number of
            Directors prescribed pursuant to this Article.

      37.3  The Company may from time to time by ordinary resolution appoint any person to be a Director.

38.   NUMBER OF DIRECTORS

      The Board shall consist of not less than one Director or such number in excess thereof as the Board may determine.

39.   TERM OF OFFICE OF DIRECTORS

      Aft appointment of a Director may be on terms that the Director shall automatically retire from office (unless he has sooner vacated office) at the next or a subsequent annual general meeting or upon any specified event or after any specified period; but no such term shall be implied in the absence of express provision.

40.   ALTERNATE DIRECTORS

      40.1  A Director may at any time appoint any person (including another
            Director) to be his Alternate Director and may at any time terminate such appointment An appointment and a termination of appointment shall be by notice in writing signed by the Director and deposited at the Registered Office or delivered at a meeting of the Directors.

      40.2  The appointment of an Alternate Director shall determine on the happening of any event which, if he were a Director, would cause him to vacate such office or if his appointor ceases for any reason to be a Director.

      40.3  An Alternate Director shall be entitled to receive notices of meetings of the Directors and shall be entitled to attend and vote as a Director at any such meeting at which his appointor is not personally present and generally at such meeting to perform all the functions of his appointor as a Director; and for the purposes of the proceedings at such meeting these Articles shall apply as if he
            (instead of his appointor) were a Director, save that he may not himself appoint an Alternate Director or a proxy.

      40.4  If an Alternate Director is himself a Director or attends a meeting of the Directors as the Alternate Director of more than one
            Director, his voting rights shall be cumulative.

      40.5  Unless the Directors determine otherwise, an Alternate Director may also represent his appointor at meetings of any committee of the
            Directors on which his appointor serves; and the provisions of this
            Article shall apply equally to such committee meetings as to meetings of the Directors.

      40.6  If so authorised by an express provision in his notice of appointment, an Alternate Director may join in a written resolution of the Directors adopted pursuant to these Articles and his signature of such resolution shall be as effective as the signature of his appointor.

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      40.7  Save as provided in these Articles an Alternate Director shall not, as such, have any power to act as a Director or to represent his appointor and shall not be deemed to be a Director for the purposes of these Articles.

      40.8  A Director who is not present at a meeting of the Directors, and whose Alternate Director (if any) is not present at the meeting, may be represented at the meeting by a proxy duly appointed, in which event the presence and vote of the proxy shall be deemed to be that of the Director, A1l the provisions of these Articles regulating the appointment of proxies by Members shall apply equally to the appointment of proxies by Directors.

41.   REMOVAL OF DIRECTORS

      The Company may from time to time by ordinary resolution remove any
      Director from office, whether or not appointing another in his stead.

42.   VACANCY IN THE OFFICE OF DIRECTOR

      The office of Director shall be vacated if the Director:

            (a)   is removed from office pursuant to these Articles;

            (b)   dies or becomes bankrupt, or makes any arrangement or
                  composition with bis creditors generally;

            (c)   is or becomes of unsound mind or an order for his detention is made under the Mental Health Law of the Cayman Islands or any analogous law of a jurisdiction outside the Cayman Islands, or dies; or

            (d)   resigns his office by notice in writing to the Company.

43.   REMUNERATION OF DIRECTORS

      The remuneration (if any) of the Directors shall, subject to any direction that may be given by the Company in general meeting, be determined by the
      Directors as they may from time to time determine and shall be deemed to accrue from day to day. The Directors may also be paid all travel, hotel and other expenses properly incurred by them in attending and returning from the meetings of the Board, any committee appointed by the Board, general meetings of the Company, or in connection with the business of the
      Company or their duties as Directors generally.

44.   DEFECT IN APPOINTMENT OF DIRECTOR

      All acts done in good faith by the Board or by a committee of the Board or by any person acting as a Director, shall, notwithstanding that it be afterwards discovered that there was some defect in the appointment of any
      Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

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45.   DIRECTORS TO MANAGE BUSINESS

      The business of the Company shall be managed and conducted by the Board.
      In managing the business of the Company, the Board may exercise all such powers of fee Company as are not, by the Law or by these Articles, required to be exercised by the Company in general meeting subject, nevertheless, to these Articles, the provisions of the Law and to such directions as may be prescribed by the Company in genera) meeting.

46.   POWERS OF THE BOARD OF DIRECTORS

      Without limiting the generality of Article 45, the Board may:

            (a)   appoint, suspend, or remove any manager, secretary, cleric, agent or employee of the Company and may fix their
                  remuneration and determine their duties;

            (b)   exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled
                  capital, or any part thereof, and may issue debentures,
                  debenture stock and other securities whether outright or as security for any debt, liability or obligation of the Company or any third party;

            (c)   appoint one or more Directors to the office of managing
                  director or chief executive officer of the Company, who shall, subject to the control of the Board, supervise and administer all of the general business and affairs of the Company;

            (d)   appoint a person to act as manager of the Company's day-to-day business and may entrust to and confer upon such manager such powers and duties as it deems appropriate for the transaction or conduct of such business;

            (e)   by power of attorney, appoint any company, firm, person or body of persons, whether nominated directly or indirectly by the Board, to be an attorney of the Company for such purposes and with such powers, authorities and discretions (not
                  exceeding those vested in or exercisable by the Board) and for such period and subject to such conditions as it may think fit and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Board may think fit and may also
                  authorise any such attorney to sub-delegate all or any of the powers, authorities and discretions so vested in the attorney.
                  Such attorney may, if so authorised under the seal of the
                  Company, execute any deed or instrument under such attorney's person seal with the same effect as the affixation of the seal of the Company;

            (f)   procure that the Company pays all expenses incurred in
                  promoting and incorporating the Company;

            (g)   delegate any of its powers (including the power to
                  sub-delegate) to a committee of one or more persons appointed by the Board and every such committee shall conform to such directions as the Board shall impose on them. Subject to any directions or regulations made by the Directors for this
                  purpose, the meetings and proceedings of any such committee shall be governed by the provisions of

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                  these Articles regulating the meetings and proceedings of the
                  Board, including provisions for written resolutions;

            (h)   delegate any of its powers (including the power to
                  sub-delegate) to any person on such terms and in such manner as the Board sees fit;

            (i)   present any petition and make any application in connection with the liquidation or reorganisation of the Company;

            (j)   in connection with the issue of any share, pay such commission and brokerage as may be permitted by law; and

            (k)   authorise any company, firm, person or body of persons to act on behalf of the Company for any specific purpose and in
                  connection therewith to execute any agreement, document or instrument on behalf of the Company.

47.   REGISTER OF DIRECTORS AND OFFICERS

      47.1  The Board shall cause to be kept in one or more books at the registered office of the Company a Register of Directors and
            Officers in accordance with the Law and shall enter therein the following particulars with respect to each Director and Officer:

            (a)   first name and surname; and

            (b)   address.

      47.2  The Board shall, within the period of thirty days from the occurrence of:-

            (a)   any change among its Directors and Officers; or

            (b)   any change in the particulars contained in the Register of
                  Directors and Officers,

            cause to be entered on the Register of Directors and Officers the particulars of such change and the date on which such change occurred, and shall notify the Registrar of Companies of any such change that takes place.

48.   OFFICERS

      The Officers shall consist of a Secretary and such additional Officers as the Board may determine all of whom shall be deemed to he Officers for the purposes of these Articles.

49.   APPOINTMENT OF OFFICERS

      The Secretary (and additional Officers, if any) shall be appointed by the
      Board fora time to time.

50.   DUTIES OF OFFICERS

      The Officers shall have such powers and perform such duties in the management, business and affairs of the Company as may be delegated to them by the Board from time to time.

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51.   REMUNERATION OF OFFICERS

      The Officers shall receive such remuneration as the Board may determine,

52.   CONFLICTS OF INTEREST

      52.1  Any Director, or any Director's firm, partner or any company with whom any Director is associated, may act in any capacity for, be employed by or reader services to the Company and such Director or such Director's firm, partner or company shall be entitled to remuneration as if such Director were not a Director. Nothing herein contained shall authorise a Director or Director's firm, partner or company to act as Auditor to the Company.

      52.2  A Director who is directly or indirectly interested in a contract or proposed contract or arrangement with the Company shall declare the nature of such interest as required by law.

      52.3  Following a declaration being made pursuant to this Article, and unless disqualified by the chairman of the relevant Board meeting, a
            Director may vote in respect of any contract or proposed contract or arrangement in which such Director is interested and may be counted in the quorum for such meeting.

53.   INDEMNIFICATION AND EXCULPATION OF DIRECTORS AND OFFICERS

      53.1  The Directors, Officers and Auditors of the Company and any trustee for the time being acting in relation to any of the affairs of the
            Company and every former director, officer, auditor or trustee and their respective heirs, executors, administrators, and personal representatives (each of which persons being referred to in this
            Article as an "indemnified party") shall be indemnified and secured harmless out of the assets of the Company from and against all actions, costs, charges, losses, damages and expenses which they or any of them shall or may incur or sustain by or by reason of any act done,, concurred in or omitted in or about the execution of their duty, or supposed duty, or in their respective offices or trusts, and no indemnified party shall be answerable for the acts, receipts, neglects or defaults of the others of them or for joining in any receipts for the sake of conformity, or for any bankers or other persons with whom any moneys or effects belonging to the Company shall or may be lodged or deposited for safe custody, or for insufficiency or deficiency of any security upon which any moneys of or belonging to the Company shall be placed out on or invested, or for any other loss, misfortune or damage which may happen in the execution of their respective offices or trusts, or in relation thereto, PROVIDED THAT this indemnity shall not extend to any matter in respect of any fraud or dishonesty which may attach to any of the said persons. Each Member agrees to waive any claim or right of action such Member might have, whether individually or by or in the right of the Company, against any Director or Officer on account of any action taken by such Director or Officer, or the failure of such
            Director or Officer to take any action in the performance of his duties with or for the Company, PROVIDED THAT such waiver shall not extend to any matter in respect of any fraud or dishonesty which may attach to such Director or Officer.

      53.2  The Company may purchase and maintain insurance for the benefit of any Director or Officer of the Company against any liability incurred by him in his capacity as a

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            Director or Officer of the Company or indemnifying such Director or
            Officer in respect of any loss arising or liability attaching to him by virtue of any rule of law in respect of any negligence, default, breach of duty or breach of trust of which the Director or Officer may be guilty in relation to the Company or any subsidiary thereof.

                       MEETINGS OF THE BOARD OF DIRECTORS

54.   BOARD MEETINGS

      The Board may meet for the transaction of business, adjourn and otherwise regulate its meetings as it sees fit. A resolution put to the vote at a meeting of the Board shall be carried by the affirmative votes of a majority of the votes cast and in the case of an equality of votes the resolution shall fail.

55.   NOTICE OF BOARD MEETINGS

      A Director may, and the Secretary on the requisition of a Director shall, at any time summon a meeting of the Board. Notice of a meeting of the
      Board shall be deemed to be duly given to a Director if it is given to such Director verbally (in person or by telephone) or otherwise communicated or sent to such Director by post, cable, telex, telecopier, facsimile, electronic mail or other mode of representing words in a legible form at such Director's last known address or any other address given by such Director to the Company for this purpose.

56.   PARTICIPATION IN MEETINGS BY TELEPHONE

      Directors may participate in any meeting of the Board by means of such telephone, electronic or other communication facilities as permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously, and participation in such a meeting shall constitute presence in person at such meeting.

57.   QUORUM AT BOARD MEETINGS

      The quorum necessary for the transaction of business at a meeting of the
      Board shall be two Directors, provided that if there is only one Director for the time being in office the quorum shall be one.

58.   BOARD TO CONTINUE IN THE EVENT OF VACANCY

      The Board may act notwithstanding any vacancy in its number.

59.   CHAIRMAN TO PRESIDE

      Unless otherwise agreed by a majority of the Directors attending, the
      Chairman, if there be one., shall act as chairman at all meetings of the
      Board at which such person is present In his absence a chairman shall be appointed or elected by the Directors present at the meeting.

60.   WRITTEN RESOLUTIONS

      60.1  Anything which may be done by resolution of the Directors may, without a meeting and without any previous notice being required, be done by resolution in writing signed by, or in the case of a
            Director that is a corporation whether or not a company within the meaning of the Law, on behalf of, all the Directors.

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      60.2  A resolution in writing may be signed by, or in the case of a
            Director that is a corporation whether or not a company within the meaning of the Law, on behalf of, all the Directors in as many counterparts as may be necessary.

      60.3  A resolution in writing made in accordance with this Article is as valid as if it had been passed by the Directors in a directors'
            meeting, and any reference in any Article to a meeting at which a resolution is passed or to Directors voting in favour of a resolution shall be construed accordingly.

      60.4  A resolution in writing made in accordance with this Article shall constitute minutes for the purposes of the Law.

      60.5  For the purposes of this Article, the date of the resolution is the date when the resolution is signed by, or in the case of a Director that is a corporation whether or not a company within the meaning of the Law, on behalf of, the last Director to sign (or Alternate
            Director to sign if so authorised under Article 40.6), and any reference in any Article to the date of passing of a resolution is, in relation to a resolution made in accordance with this Article, a.
            reference to such date.

61.   VALIDITY OF PRIOR ACTS OF THE BOARD

      No regulation or alteration to these Articles made by the Company in general meeting shall invalidate any prior act of the Board which would have been valid if that regulation or alteration had not been made.

                                CORPORATE RECORDS

62.   MINUTES

      The Board shall cause minutes to be duly entered in books provided for the purpose:

            (a)   of all elections and appointments of Officers;

            (b)   of the names of the Directors present at each meeting of the
                  Board and of any committee appointed by the Board; and

            (c)   of ell resolutions and proceedings of general meetings of the
                  Members, meetings of the Board, meetings of managers and
                  meetings of committees appointed by the Board.

63.   REGISTER OF MORTGAGES AND CHARGES

      63.1  The Directors shall cause to be kept the Register of Mortgages and
            Charges required by the Law.

      63.2  The Register of Mortgages and Charges shall be open to inspection in accordance with the Law, at the office of the Company on every business day in the Cayman Islands, subject to such reasonable restrictions as the Board may impose, so that not less than two hours in each such business day be allowed for inspection.

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64.   FORM AND USE OF SEAL

      64.1  The Seal shall only be used by the authority of the Directors or of a committee of the Directors authorised by the Directors in that behalf; and, until otherwise determined by the Directors, the Seal shall be affixed in the presence of a Director or the Secretary or an assistant secretary or some other person authorised for this purpose by the Directors or the committee of Directors.

      64.2  Notwithstanding the foregoing, the Seal may without further authority be affixed by way of authentication to any document required to be filed with the Registrar of Companies in the Cayman
            Islands, and may be so affixed by any Director, Secretary or assistant secretary of the Company or any other person or
            institution having authority to file the document as aforesaid.

      64.3  The Company may have one or mote duplicate Seals, as permitted by the Law; and, if the Directors think fit, a duplicate Seal may bear on its face of the name of the country, territory, district or place where it is to be issued.

                                    ACCOUNTS

65.   BOOKS OF ACCOUNT

      65.1  The Board shall cause to be kept proper records of account with respect to all transactions of the Company and in particular with respect to:-

            (a)   all suras of money received and expended by the Company and the matters in respect of which the receipt and expenditure relates;

            (b)   all sales and purchases of goods by the Company; and

            (c)   all assets and liabilities of the Company.

      65.2  Such records of account shall be kept and proper books of account shall not be deemed to be kept with respect to the matters aforesaid if there are not kept, at such place as the Board thinks fit, such books as are necessary to give a true and fair view of the state of the Company's affairs and to explain its transactions.

      65.3  No Member (not being a Director) shall have any right of inspecting any account or book or document of the Company.

66.   FINANCIAL YEAR END

      The financial year end of the Company shall be 31st December in each year but, subject to any direction of the Company in general meeting, the Board may from time to time prescribe some other period to be the financial year, provided that the Board may not without the sanction of an ordinary resolution prescribe or allow any financial year longer than eighteen months.

                                     AUDITS

67.   AUDIT

      Nothing in these Articles shall be construed as making it obligatory to appoint Auditors.

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68.   APPOINTMENT OF AUDITORS

      68.1  The Company may in general meeting appoint Auditors to bold office for such period as the Members may determine.

      68.2  Whenever there are no Auditors appointed as aforesaid the Directors may appoint Auditors to hold office for such period as the Directors may determine or earlier removal from office by the Company in general meeting.

      68.3  The Auditor may be a Member but no Director, Officer or employee of the Company shall, during his continuance in office, be eligible to act as an Auditor of the Company.

69.   REMUNERATION OF AUDITORS

      Unless fixed by the Company in general meeting the remuneration of the
      Auditor shall be as determined by the Directors.

70.   DUTIES OF AUDITOR

      The Auditor shall make a report to the Members on the accounts examined by him and on every set of financial statements laid before the Company in general meeting, or circulated to Members, pursuant to this Article during the Auditor's tenure of office.

71.   ACCESS TO RECORDS

      71.1  The Auditor shall at all reasonable times have access to the
            Company's books, accounts and vouchers and shall be entitled to require from the Company's Directors and Officers such information and explanations as the Auditor thinks necessary for the performance of the Auditor's duties and, if the Auditor fails to obtain all the information and explanations which, to the best of his knowledge and belief, are necessary for the purposes of their audit, he shall state that fact in his report to the Members.

      71.2  The Auditor shall be entitled to attend any general meeting at which any financial statements which have been examined or reported on by him are to be laid before the Company and to make any statement or explanation he may desire with respect to the financial statements.

                      VOLUNTARY WINDING UP AND DISSOLUTION

72.   WINDING-UP

      72.1  The Company may be voluntarily wound-up by a special resolution of the Members.

      72.2  If the Company shall be wound up the liquidator may, with the sanction of a special resolution, divide amongst the Members in specie or in kind the whole or any part of the assets of the Company
            (whether they shall consist of property of the same kind or not) and may, for such purpose, set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Members or different classes of Members. The liquidator may, with the like sanction, vest the whole or any part of such assets in the trustees upon such trusts for the benefit of the Members as the liquidator shall think fit, but so that no Member

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            shall be compelled to accept any shares or other securities or assets whereon there is any liability.

                             CHANGES TO CONSTITUTION

73.   CHANGES TO ARTICLES

      Subject to the Law and to the conditions contained in its memorandum, the
      Company may, by special resolution, alter or add to its Articles.

74.   CHANGES TO THE MEMORANDUM OF ASSOCIATION

      Subject to the Law, the Company may from time to time by special resolution alter its Memorandum of Association with respect to any objects, powers or Other matters specified therein.

75.   DISCONTINUANCE

      The Board may exercise ail the powers of the Company to transfer by way of continuation the Company to a named country or jurisdiction outside the
      Cayman Islands pursuant to the Law;

Dated the 16th day of November 2006

Codan Trust Company (Cayman) Limited, a Cayman Islands Company of George Town,
Grand Cayman

____________________________________
Theresa L. Pearson Thomas

____________________________________
Lucila Ongaro
Witness to the above signature

Address:    Cricket Square, Hutchins Drive
            PO Box 2681
            Grand Cayman KY1-111
            Cayman Islands
Occupation: Corporate Administrator

I,               Registrar of Companies in and for the Cayman Islands, DO HEREBY
CERTIFY that this is a true and correct copy of the Articles of Association of this company duly registered on the 16th day of November, 2006.

____________________________________(seal of the Registrar of Companies of
Registrar of Companies              Cayman Islands)
TS/kn/225671